UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2005
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19450 (Commission File Number)	25-1655321 (I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas (Address of principal executive offices)	77073 (Zip Code)
Registrant’s telephone number, including area code: (281) 821-9091
2751 Centerville Road Suite 3131
Wilmington, Delaware 19803
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 7.01 Regulation FD Disclosure.
     On November 17, 2005, the Company issued a press release announcing a proposed secondary offering of shares of its common stock. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits.
c) Exhibits

Exhibit Number	Description
99.1	Press release, dated November 17, 2005 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: November 17, 2005	By:	/s/ Maarten D. Hemsley
	Name:	Maarten D. Hemsley
	Title:	Chief Financial Officer